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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                November 16, 2003
                Date of Report (Date of earliest event reported)


                                   SYLVAN INC.

             (Exact name of registrant as specified in its charter)


                         Commission file number: 0-18339

                  Nevada                                    25-1603408
       (State or other jurisdiction                      (I.R.S. Employer
             of incorporation)                          Identification No.)


          333 Main Street, P.O. Box 249
             Saxonburg, Pennsylvania                           16056
     (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (724) 352-7520



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Item 5. Other Events.

         On November 16, 2003, Sylvan Inc. issued a press release, attached hereto as Exhibit 99.1, announcing that it has entered into a definitive agreement with Snyder Associated Companies, Inc. of Kittanning, Pennsylvania, which will result in a merger between Sylvan and a Snyder affiliate.

Item 7. Financial Statements and Exhibits.

        c)   The following exhibits are filed with this document

                Exhibit
                Number              Description
                -------             --------------
                99.1                Press release dated November 16, 2003





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SYLVAN INC.

Date:      November 16, 2003                         By: /s/ Fred Y. Bennitt
                                                         ----------------------
                                                         Fred Y. Bennitt
                                                         Secretary/Treasurer





                                  EXHIBIT INDEX

Exhibit
Number                Description
-------               --------------

99.1                  Press release dated November 16, 2003.